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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 2, 2000

                             JG Industries, Inc.
            (Exact name of registrant as specified in its charter)


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
               Illinois                                       001-00258                          36-1141010
(State or other jurisdiction of incorporation)         (Commission File Number)       (IRS Employer Identification Number)
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                               5630 West Belmont
                            Chicago, Illinois 60634
            (Address of principal executive offices and zip code)

                                (773) 481-5410
             (Registrant's telephone number, including area code)

                                Not Applicable
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

     The registrant is filing a press release under Item 7(c).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (a) Financial Statements:    Not applicable

 (b) Pro Forma Financial Information:    Not applicable

 (c) Exhibits:

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
Exhibit No.                             Document
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
     99                              Press Release
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                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JG INDUSTRIES, INC.

                              By:  /s/ Clarence Farrar
                                   ----------------------------------
                                   Clarence Farrar
                                   President



February 2, 2000

                                      -3-
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                                 EXHIBIT INDEX



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Exhibit No.                          Document                         Page
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
     99                 Press Release                                   1
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